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                                                                     Exhibit 1.1

                                2,000,000 Shares

                             Urban Outfitters, Inc.

                                  Common Shares

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                  April 16, 2002



CREDIT SUISSE FIRST BOSTON CORPORATION
UBS WARBURG LLC
U.S. BANCORP PIPER JAFFRAY INC.
WEDBUSH MORGAN SECURITIES INC.
INVESTEC PMG CAPITAL CORP.
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
         Eleven Madison Avenue,
           New York, N.Y. 10010-3629

Dear Sirs:

          1. Introductory. Urban Outfitters, Inc., a Pennsylvania corporation ("Company"), proposes to issue and sell to the Underwriters 1,550,000 of its Common Shares ("Securities") and the persons named in Schedule A hereto (the "Selling Shareholders") propose to sell to the Underwriters an aggregate of 450,000 shares of the Securities. The Securities to be sold to the Underwriters by the Company and the Selling Shareholders are referred to herein as the "Firm Securities". The Company and certain of the Selling Shareholders also propose to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 200,000 additional shares ("Optional Securities") of the Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Company and each of the Selling Shareholders hereby severally agree with the several Underwriters named in Schedule B hereto ("Underwriters") as follows:

          2. Representations and Warranties of the Company and the Selling Shareholders.

                (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                     (i) A registration statement (No. 333-84284) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either
          (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("initial registration statement") has been declared effective, either (A) an additional registration statement ("additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant

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          to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, and all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                     (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement:
          (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) on the date of this Agreement, the Initial Registration Statement

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          and, if the Effective Time of the Additional Registration Statement is
          prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

                     (iii) The Company has been duly incorporated and is a corporation validly subsisting under the laws of the Commonwealth of Pennsylvania, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except for such failures to qualify or to be in good standing as a foreign corporation that, individually or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                     (iv) Each subsidiary of the Company has been duly incorporated or organized and is a corporation, limited liability company or partnership in good standing or validly subsisting under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation, limited liability company or partnership in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except for such failures to qualify or be in good standing as a foreign corporation, limited liability company or partnership that would not have a Material Adverse Effect; all of the issued and outstanding capital stock or other equity interest of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock or other equity interest of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                     (v) The Offered Securities to be sold by the Company and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when such Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the Securities.

                     (vi) The Offered Securities to be sold by the Selling Shareholders that are currently outstanding have been duly and validly issued and are fully paid and non-assessable and will conform in all material respects to the description thereof in the Prospectus; the unissued Offered Securities to be sold by such Selling Shareholders that are issuable upon the exercise of

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          options by certain Selling Shareholders (the "Options") have been duly and validly authorized and reserved for issuance, and at the time such Offered Securities are to be sold by the Selling Shareholders, such Offered Securities will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof in the Prospectus.

                     (vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                     (viii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                     (ix) The Offered Securities have been approved for listing on The Nasdaq Stock Market's National Market subject to notice of issuance.

                     (x) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws.

                     (xi) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities by the Company will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (B) result in a breach or violation of any of the terms and provisions of the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement, except, in the case of clause (A), as would not individually or in the aggregate have a Material Adverse Effect.

                     (xii) This Agreement has been duly authorized, executed and delivered by the Company.

                     (xiii) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                     (xiv) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely

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          to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                     (xv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

                     (xvi) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, except where the failure to own or possess or otherwise be able to acquire such intellectual property rights would not individually or in the aggregate have a Material Adverse Effect; and neither the Company nor any subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                     (xvii) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                     (xviii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                     (xix) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in each Registration Statement present fairly the information required to be stated therein.

                     (xx) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

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                     (xxi)    The Company is subject to the reporting
          requirements of either Section 13 or Section 15(d) of the Securities Exchange Act of 1934 and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

                     (xxii) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                     (xxiii) The Company has taken all action reasonably necessary to enable the Selling Shareholders to deliver and sell the Offered Securities to be sold by the Selling Shareholders to the Underwriters as contemplated by this Agreement.

                (b) Each Selling Shareholder, severally and not jointly, represents and warrants to, and agrees with, the several Underwriters that:

                     (i) On each Closing Date hereinafter mentioned, such Selling Shareholder will have (a) valid and unencumbered title to the Offered Securities (other than those Offered Securities, if any, to be issued upon exercise of Options) to be sold by such Selling Shareholder, (b) valid and unencumbered title to the Options, if any, to be exercised in respect of such number of Offered Securities to be sold by such Selling Shareholder, (c) assuming due issuance by the Company of any such Offered Securities to be issued upon exercise of such Options, valid and unencumbered tile to such Offered Securities issued upon exercise of such Options to be sold by such Selling Shareholder and (d) the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver all Offered Securities to be sold by such Selling Shareholder.

                     (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement:
          (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement, (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Shareholder, in his capacity as a Selling Shareholder, specifically for use

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               therein, it being understood and agreed that the only such information is that provided for use under the caption "Principal and Selling Shareholders".

                     (iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against the Company, such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                     (iv) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities by the Selling Shareholder, except such as have been obtained and made under the Act and the Rules and Regulations of the Commission thereunder and such as may be required under state securities or blue sky laws in connection with the offer and sale of the Offered Securities by the Selling Shareholders.

                     (v) Such Selling Shareholder has taken all actions reasonably necessary to enable it to deliver and sell the Offered Securities to the Underwriters as contemplated by this Agreement.

                     (vi) This Agreement has been duly authorized, executed and delivered by such Selling Shareholder.

               3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Shareholders agree, severally and not jointly, to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Shareholders, at a purchase price of $28.00 per share, the respective numbers of shares of Firm Securities set forth opposite the names of the Underwriters in Schedule B hereto.

               The Company and the Selling Shareholders will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, at the office of Ballard Spahr Andrews & Ingersoll, LLP, against payment of the purchase price in Federal (same day) funds by wire transfer to an account of the Company at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") in accordance with the Company's written instructions, at 10:00 A.M., New York time, on April 22, 2002, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date". The Company shall be responsible for the payment of the purchase price due to the Selling Shareholders hereunder. For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of Ballard Spahr Andrews & Ingersoll, LLP at least 24 hours prior to the First Closing Date.

               In addition, upon written notice from CSFBC given to the Company and Messrs. Hayne and Senk (the "Option Securities Holders") from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company, Mr. Hayne and Mr. Senk agree, severally and not jointly, to sell to the Underwriters up to 50,000, 110,000 and 40,000 shares of Optional Securities, respectively, as specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered

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unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company and the Options Securities Holders.

                Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company and the Options Securities Holders will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, at the office of Ballard Spahr Andrews & Ingersoll, LLP against payment of the purchase price therefor in Federal (same day) funds by wire transfer to an account of the Company at a bank acceptable to CSFBC in accordance with the Company's written instructions. The Company shall be responsible for the payment of the purchase price due to the Option Securities Holders hereunder. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Ballard Spahr Andrews & Ingersoll, LLP at a reasonable time in advance of such Optional Closing Date.

                4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

                5. Certain Agreements of the Company and the Selling Shareholders. The Company and, as specifically set forth below, the Selling Shareholders, severally and not jointly, each with respect to themselves agree with the several Underwriters that:

                     (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subragraph (1) (or, if applicable and if consented to by CSFBC, subparagraph
(4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

                     (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent (not to be unreasonably withheld); and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                     (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the

Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                (e) The Company will furnish to the Representatives and the Selling Shareholders copies of each Registration Statement (six of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

                (g) The Company will pay all expenses incident to the performance of the Company's and the Selling Shareholders', as the case may be, obligations under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

                (h) For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except the Offered Securities to be sold by the Company hereunder, grants of employee or non-employee director stock options pursuant to the terms of a plan in effect on the date hereof or issuances of Securities pursuant to the exercise of such options or the exercise of any other employee or non-employee director stock options outstanding on the date hereof.

                (i) Each Selling Shareholder agrees to deliver to CSFBC, attention: Mr. Arthur Glass, Transactions Advisory Group, on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                (j) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, a Selling Shareholder has knowledge of any event that has occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or has knowledge that it is necessary at any time to amend the Prospectus to comply with the Act, such Selling Shareholder will promptly notify CSFBC and the Company of such event.

                (k) Each Selling Shareholder agrees with the several Underwriters that such Selling Shareholder will pay for any transfer taxes on the sale by such Selling Shareholder of the Offered Securities to the Underwriters.

          6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder and to the following additional conditions precedent:

                (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Arthur Andersen LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                     (i) in their opinion the financial statements examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                     (ii) on the basis of a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                     (A) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                     (B) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year in consolidated net sales, net operating income or in the total amounts of consolidated income before extraordinary items or net income or, if applicable, quarterly per share amounts of consolidated income before extraordinary items or net income.

          except in all cases set forth in clause (B) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                        (iii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

and the Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

                   (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, the Selling Shareholders or the Representatives, shall be contemplated by the Commission.

                   (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters including the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                   (d) The Representatives shall have received an opinion, dated such Closing Date, of Drinker Biddle & Reath LLP, counsel for the Company, to the effect that:

                        (i) The Company has been duly incorporated and is a corporation validly subsisting under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where failure to be so qualified would not have a Material Adverse Effect;

                        (ii) Each subsidiary of the Company organized in Delaware or Pennsylvania has been duly incorporated or organized and is a corporation or limited liability company in good standing or validly subsisting under the laws of the jurisdiction of its incorporation or formation, with corporate or limited liability company power and authority to own its properties and conduct its business as described in the Prospectus; and each such subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where failure to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock or ownership interests of each such subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock or ownership interests of each such subsidiary is owned of record by the Company, directly or through subsidiaries, and, to the knowledge of counsel, is free from liens, encumbrances and defects.

                        (iii) The Offered Securities delivered on such Closing Date have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the shareholders of the Company have no preemptive rights under the charter or by-laws of the Company or under applicable law, or, to such counsel's knowledge, otherwise with respect to the Securities;

                        (iv) There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                        (v) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                        (vi) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as have been obtained or made under the Act and such as may be required under state securities laws;

                        (vii) The execution, delivery and performance of this Agreement and the issuance and sale of the Offered Securities will not
          (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company organized in Delaware or Pennsylvania or any of their properties, or any agreement or instrument filed or incorporated by reference as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2002 (the "Form 10-K") or any periodic report filed by the Company with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended, subsequent to the filing of the Form 10-K, to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (B) result in a breach or violation of any of the terms and provisions of the charter or by-laws of the Company or any such subsidiary, and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement, except, in the case of clause (A), as would not individually or in the aggregate have a Material Adverse Effect;

                        (viii) Based solely on telephone confirmation with the staff of the Securities and Exchange Commission, the Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; and such counsel does not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus; and

                        (ix) This Agreement has been duly authorized, executed and delivered by the Company.

          In addition, such counsel shall state in such opinion that, although such counsel has not passed upon or assumed any responsibility for the accuracy, completeness or fairness of the statements of officers and other representatives of the Company and, except to the extent otherwise expressly provided in such opinion, those contained in the Registration Statement and the Prospectus, and such counsel has not undertaken to verify independently the accuracy or completeness of the statements of officers and other representatives of the Company and, except to the extent otherwise expressly provided in such opinion, those contained in the Registration Statement and the Prospectus, and therefore, would not necessarily become aware of any material misstatement of fact or omission to state a material fact, they have participated in conferences with officers and other representatives of the Company and its subsidiaries, representatives of the independent public accountants for the Company and its subsidiaries and representatives of the Underwriters and its counsel during which the contents of the Registration Statement were discussed and reviewed and, on the basis of and subject to the foregoing, nothing came to their attention that caused them to believe that any part of a Registration Statement or any amendment or supplement thereto by the Company prior to the Closing Date (other than the financial statements, footnotes and other financial and related statistical information included therein, as to which such counsel need make no statement), as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto made prior to the Closing Date (other than the financial statements, footnotes and other financial and related statistical information included therein, as to which such counsel need make no statement), as of the date of the Prospectus or any amendment or supplement thereto or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering such opinion such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Pennsylvania, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel who are reasonably satisfactory to counsel for the Underwriters (which opinion will be attached thereto), and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion may be limited to the laws of the Commonwealth of Pennsylvania, the General Corporation Law of the State of Delaware and the Federal laws of the United States.

          Such counsel shall also state in such opinion that Ballard Spahr Andrews & Ingersoll, LLP shall be entitled to rely thereon in rendering its opinion contemplated by Section 6(g).

                   (e) The Representatives shall have received an opinion, dated such Closing Date, of Sheppard, Mullin, Richter & Hampton LLP, special counsel for the Company, to the effect that Urban Outfitters West LLC has been duly organized and is a limited liability company in good standing under the laws of the jurisdiction of the State of California, with limited liability company power and authority to own its properties and conduct its business as described in the Prospectus; and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where failure to be so qualified would not have a Material Adverse Effect; all of the issued ownership interests of such subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and the ownership interests of such subsidiary is owned of record by the Company, directly or through subsidiaries, and, to the knowledge of counsel, is free from liens, encumbrances and defects.

                   (f) The Representatives shall have received an opinion, dated such Closing Date, of Drinker Biddle & Reath LLP, counsel for the each of the Selling Shareholders, to the effect that:

                        (i) Upon delivery by the Selling Shareholders of the Offered Securities to be sold by each of the Selling Shareholders (the "Shareholders Shares") to the Underwriters against payment therefore as contemplated by this Agreement and registration of the Shareholder Shares in the names of the Underwriters in the stock records of the Company, the Underwriters will have acquired valid title to the Shareholder Shares, free and clear of all adverse claims. For purposes of such opinion, counsel shall have assumed that the Underwriters will have purchased the Shareholder Shares for value in good faith and without notice of any adverse claim in the Shareholder Shares and will take possession on such Closing Date of the certificates representing the Shareholder Shares and the instruments pursuant to which the Selling Shareholders have assigned by effective indorsement the Shareholder Shares to the Underwriters. The term "adverse claim" as used in such opinion has the meaning given such term in Article 8 of the Uniform Commercial Code as adopted in the Commonwealth of Pennsylvania (the "UCC") and does not include (A) any claim which arises through the Underwriters or any person claiming through the Underwriters (such as any security interest the Underwriters may have granted in the Shareholder Shares) and (B) any adverse claim which would not extinguished upon the purchase of the Shareholder Shares by a person who qualifies as a "protected purchaser" under Section 8-303 of the UCC. Such counsel shall have also assumed that such Underwriters' rights are not limited by subsection (c) of the Section 8-302 of the UCC and that the Selling Shareholders had valid title to the Shareholders Shares;

                        (ii) Pursuant to the laws of the Commonwealth of Pennsylvania and the United States of America, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be contained or made by the Shareholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Shareholder Shares, except such as have been or will be obtained or made under the Act and such as may be required under state securities laws;

                        (iii) The execution, delivery and performance of this Agreement and the consummation of the transactions therein contemplated will not result in a breach or violation of any material Pennsylvania or Federal statute, rule or regulation applicable to the Selling Shareholders and the Selling Shareholders; and

                        (iv) This Agreement has been duly executed and delivered by the Selling Shareholders.

          In rendering such opinion such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Pennsylvania, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel who are reasonably satisfactory to counsel for the Underwriters (which opinion will be attached thereto), and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion may be limited to the laws of the Commonwealth of Pennsylvania, the General Corporation Law of the State of Delaware and the Federal laws of the United States.

                   (g) The Representatives shall have received from Ballard Spahr Andrews & Ingersoll, LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may reasonably require, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                   (h) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                        (i) The Representatives shall have received a certificate, dated such Closing Date, of each of the Selling Shareholders which shall state that: all the representations and warranties of such Selling Shareholder contained in this Agreement are true and correct on the date hereof with the same force and effect as if made on and as of the date hereof; and such Selling Shareholder has complied with all of the agreements and satisfied all conditions on its part contained in this Agreement and required to be complied with or satisfied by such Selling Shareholder on or prior to such Closing Date.

                        (j) The Representatives shall have received a letter, dated such Closing Date, of Arthur Andersen LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                        (k) On or prior to the date of this Agreement, the Representatives shall have received lockup letters from each of the executive officers, directors and shareholders of the Company and listed on Schedule C hereto.

The Company and the Selling Shareholders will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

                7.      Indemnification and Contribution.

                        (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter.

                        (b) Each Selling Shareholder will, severally and not jointly, indemnify and hold harmless each Underwriter, its partners, directors and officers and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder, in his capacity as a Selling Shareholder, specifically for use therein and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information is that provided for use under the caption "Principal and Selling Shareholders"; and provided that the liability under this subsection of each Selling Shareholder shall be limited to an amount equal to the aggregate gross proceeds, net of underwriting discounts and commissions before deducting expenses, to such Selling Shareholder from the sale of Securities sold by such Selling Shareholder hereunder; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities, to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter.

               (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act and each Selling Shareholder, against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the eleventh, twelfth and thirteenth paragraphs under the caption "Underwriting."

               (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

               (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

               (f) The obligations of the Company and the Selling Shareholders under this Section shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

          8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

          9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, of the Selling Shareholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company, the Selling Shareholders or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Shareholders shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 5 and the respective obligations of the Company and the Selling Shareholders and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (v), (vi) or (vii) of Section 6(c), the Company and the Selling Shareholders will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

          10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company and the Selling Shareholders, will be mailed, delivered or telegraphed and confirmed to it at Urban Outfitters, Inc., 1809 Walnut Street, Philadelphia, PA 19103, Attention: Glen A. Bodzy, Esq.; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

          11. Successors and Assignment. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in
Section 7, and no other person will have any right or obligation hereunder. Notwithstanding the preceding sentence, Richard A. Hayne, in his capacity as a Selling Shareholder, may assign his rights and obligations hereunder to the Irrevocable Trust of Richard A. Hayne, the Irrevocable Trust of Elizabeth Van Vleck, the Hayne Foundation, the Hayne Finance Corporation or the Hayne Family Limited Partnership I; provided, however, that prior to such assignment, such entity or entities agree in writing to become a Selling Shareholder hereunder and become subject to all applicable obligations hereunder, and provided further, that Richard A. Hayne, in his capacity as a Selling Shareholder, shall remain responsible for the performance by, and obligations of, such entity or entities.

          12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

          13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

          14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

     The Company and the Selling Shareholders hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGES.]

     If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

                            Very truly yours,

                                 URBAN OUTFITTERS, INC.

                                          By  /s/ Richard A. Hayne
                                             -----------------------------------
                                             Richard A. Hayne, President


                                 /s/ Richard A. Hayne
                                 -----------------------------------
                                 Richard A. Hayne


                                 /s/ Glen T. Senk
                                 -----------------------------------
                                 Glen T. Senk


                                 /s/ Joel S. Lawson, III
                                 -----------------------------------
                                 Joel S. Lawson, III


                                 /s/ Harry S. Cherken, Jr.
                                 -----------------------------------
                                 Harry S. Cherken, Jr.


                                 /s/ Burton M. Sapiro
                                 -----------------------------------
                                 Burton M. Sapiro

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

         Acting on behalf of itself and as the Representative of the several
            Underwriters.

     CREDIT SUISSE FIRST BOSTON CORPORATION

     U.S. BANCORP PIPER JAFFRAY INC.

     UBS WARBURG LLC

     WEDBUSH MORGAN SECURITIES INC.

     INVESTEC PMG CAPITAL CORP.

         Acting on behalf of themselves and as the Representatives of the several Underwriters

     By CREDIT SUISSE FIRST BOSTON CORPORATION

      By /s/ David Russell
        --------------------------------
        David Russell, Managing Director

                       [Additional Signature Page Follows]

                                        HAYNE FAMILY LIMITED PARTNERSHIP I

                                        By:  HAYNE INVESTMENT CORPORATION,
                                             its general partner


                                        By: /s/ Richard A. Hayne
                                           -----------------------------------
                                        Name: Richard A. Hayne
                                        Title:  President

                                   SCHEDULE A

                                                                               Number of
Selling Shareholders                                                          Firm Shares
--------------------                                                          -----------
Richard A. Hayne .....................................................           56,000

Hayne Family Limited Partnership I ...................................          300,000

Glen T. Senk .........................................................           50,000

Joel S. Lawson, III ..................................................           22,000

Harry S. Cherken, Jr .................................................           12,000

Burton M. Sapiro .....................................................           10,000

                                                                                -------
                  Total ..............................................          450,000
                                                                                =======

                                   SCHEDULE B

                                                                                  Number of
         Underwriter                                                           Firm Securities
         -----------                                                           ---------------
Credit Suisse First Boston Corporation .......................................    1,083,180

UBS Warburg LLC ..............................................................      492,355

U.S. Bancorp Piper Jaffray Inc. ..............................................      295,413

Wedbush Morgan Securities Inc. ...............................................       98,471

Investec PMG Capital Corp. ...................................................       30,581

                                                                               ---------------
                           Total .............................................    2,000,000
                                                                               ===============

                                   SCHEDULE C

                  Persons Who Are to Deliver Lock-Up Agreements

Richard A. Hayne
Scott A. Belair
Harry S. Cherken, Jr.
Kenneth K. Cleeland
Joel S. Lawson III
Burton M. Sapiro
Glen A. Bodzy
Kenneth R. Bull
Stephen A. Feldman
David Frankel
Tedford Marlow
Glen T. Senk
Irrevocable Trust of Richard A. Hayne
Irrevocable Trust of Elizabeth Van Vleck
Hayne Foundation
Hayne Family Limited Partnership I
Hayne Investment Corporation